UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 9, 2009

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road

San Jose, California 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 12, 2009, Monolithic Power Systems, Inc. (“MPS”), a Delaware corporation, issued a press release announcing that the U.S. International Trade Commission has formally started a dispute resolution proceeding to resolve a patent dispute between MPS and O2 Micro, Inc. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on January 12, 2009 announcing the start of a dispute resolution proceeding by the U.S. International Trade Commission to resolve a patent dispute between MPS and O2 Micro, Inc.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on January 12, 2009 announcing the start of a dispute resolution proceeding by the U.S. International Trade Commission to resolve a patent dispute between MPS and O2 Micro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 13, 2009	By:	/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr.
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)